UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________
FORM 8-K
 __________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2017
 _______________________

MASIMO CORPORATION
(Exact name of registrant as specified in its charter)

_______________________

Delaware	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Discovery Irvine, California	92618
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 297-7000
Not Applicable
(Former name or former address, if changed since last report)
 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02....Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth below under Item 5.07 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
Masimo Corporation (the “Company”) held its 2017 Annual Meeting of Stockholders on June 1, 2017 (the “Meeting”). At the Meeting, a total of 46,435,240 shares, or 90.79% of the Company’s common stock issued and outstanding as of the record date, were represented in person or by proxy.
At the Meeting, the Company’s stockholders considered six proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 11, 2017, as supplemented by the supplements thereto filed with the SEC on May 24, 2017 and May 26, 2017.
Set forth below is a brief description of each matter voted upon at the Meeting and the voting results with respect to each matter.
Proposal No. 1: To elect the following nominees as Class I directors to serve until the Company’s 2020 Annual Meeting of Stockholders.

Nominee	For	Against	Abstentions	Broker Non-Votes
Dr. Steven J. Barker	40,324,787	1,712,812	16,315	4,381,326
Sanford Fitch	41,668,707	367,547	17,660	4,381,326
Proposal No. 2: To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 30, 2017.

For	Against	Abstentions
46,229,974	155,419	49,847
Proposal No. 3: To vote on an advisory resolution to approve Named Executive Officer Compensation.

For	Against	Abstentions	Broker Non-Votes
31,396,473	10,463,957	193,484	4,381,326
Proposal No. 4: To vote on an advisory resolution on the frequency of future advisory resolutions to approve Named Executive Compensation.

Every Year (an annual vote)	Every Other Year (a biennial vote)	Every Three Years (a triennial vote)	Abstentions	Broker Non-Votes
34,110,634	50,046	7,787,051	106,183	4,381,326
Proposal No. 5: To vote on the approval of the Company’s 2017 Equity Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
25,344,555	16,675,097	34,262	4,381,326

Proposal No. 6: To vote on the approval of the Company’s Executive Bonus Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
41,531,637	439,362	82,915	4,381,326

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: June 5, 2017	By:	/s/ MARK P. DE RAAD
Mark P. de Raad
Executive Vice President & Chief Financial Officer
(Principal Financial and Accounting Officer)